Putnam Investments
One Post Office Square
Boston, MA 02109
January 14, 2010

Securities and Exchange Commission
100 F Street NE
Washington, DC 20549

RE:	Proxy Materials for
Putnam Municipal Opportunities Trust (Reg. No. 33-60790) (811-07626) (the “Fund”)

Ladies and Gentlemen:

Pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are transmitting for filing via the EDGAR system preliminary proxy materials in connection with a regular meeting of shareholders of the registrant identified above to be held on April 8, 2010.

We note that the preliminary proxy materials include a proposal submitted by a shareholder, as well as the registrant’s statement of opposition. Although we have included the shareholder proposal at this time, we reserve the right to exclude such proposal pursuant to Rule 14a-8(e)(2) under the Exchange Act, on the basis that such proposal was not submitted a reasonable time before printing and mailing the proxy statement.

Definitive materials are expected to be mailed to shareholders on or about January 25, 2010.

Comments on the above-referenced filing can be directed to Carlo Forcione of this office at (617) 760-1224.

Very truly yours,

/s/ Alyssa Klarman

Alyssa Klarman
Legal Product Specialist

cc: George B. Raine, Ropes & Gray LLP